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                                                                   EXHIBIT 10.60


                                                                       EXHIBIT D


                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is made as of March 31, 1999, by and among Aquis Communications Group, Inc. (the "Company"), the lenders signatory hereto (each a "Lender" and together the "Lenders"), and Epstein Becker & Green, P.C., (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement referred to in the first recital.

                                  WITNESSETH:


     WHEREAS, the Lenders will be lending the Company $2,000,000 for the Convertible Debentures and the Lenders will receive Warrants to purchase shares of Common Stock, at the purchase price set forth in the Loan Agreement (the "Loan Agreement") dated the date hereof between the Lenders and the Company, which will be issued as per the terms contained herein and in the Loan Agreement; and

     WHEREAS, the Company and the Lenders have requested that the Escrow Agent hold the Purchase Price with respect to the Convertible Debentures in escrow until the Escrow Agent has received the Convertible Debentures, the Warrants and certain other closing documents specified herein;

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:


                                   ARTICLE 1

                              TERMS OF THE ESCROW


     1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of $2,000,000 principal amount of Convertible Debentures and the Warrants at the Closing as contemplated by the Loan Agreement.

     1.2. (a) At the Closing, upon Escrow Agent's receipt of $2,000,000 Purchase Price for the Convertible Debentures into its attorney trustee account from the Lenders, together with executed counterparts of this Agreement, the Loan Agreement and the Registration Rights Agreement, it shall telephonically advise the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

          (b) Wire transfers to the Escrow Agent shall be made as follows:


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                    Epstein Becker & Green, P.C.
                    Master Escrow Account
                    Chase Manhattan Bank
                    1411 Broadway Fifth Floor
                    New York, New York 10018
                    ABA No. 021000021
                    Account No. 035-1-346036
                    Attention:   L. Borneo

     1.3. The Company, upon receipt of said notice, shall deliver to the Escrow Agent the Convertible Debentures and the Warrants to be issued to each Lender together with:

     (i) the original executed Registration Rights Agreement in the form of Exhibit C to the Loan Agreement;

     (ii)  an original counterpart of this Escrow Agreement;

     (iii) the original opinion of Buchanan Ingersoll Professional Corporation in the form of Exhibit E to the Loan Agreement; and

     (iv) the original executed instructions to transfer agent in the form of Exhibit F to the Loan Agreement.

     In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Purchase Price, then each Lender shall have the right to demand the return of said sum.

     1.4. At the Closing, Escrow Agent shall insert the Closing Date and the maternity date on the face of the certificates representing the Convertible Debentures, calculate the number of Warrants to be issued and the exercise price of the Warrants, and place the same on the face of each Warrant, and then, upon receipt of a Release Notice in the form of Exhibit X hereto from the Company and each Lender wire that amount of funds necessary to purchase the Convertible Debentures and the Warrants per the written instructions of the Company net of the Lenders' legal and escrow administrative costs of ten thousand dollars ($10,000) and the commissions of Ladenburg Thalmann & Co., Inc. by the Company of five percent (5%) plus $10,000, as a non-accountable expense allowance, which shall be paid as directed by Ladenburg Thalmann & Co. Inc.

     Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Convertible Debentures, the Warrants and the Registration Rights Agreement delivered as per instructions from the Lenders and the Escrow Agent shall deliver the instructions to the transfer agent to the transfer agent.

                                    ARTICLE 2


                                  MISCELLANEOUS

     2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

          2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Loan Agreement. The addresses for such notices shall be:


If to the Company:                      Aquis Communications Group, Inc.
                                        1719A Route 10, Suite 300
                                        Parsippany, NJ 07054
                                        Attention:    Nick T. Catania
                                        Telephone:    (973) 560-8000
                                        Facsimile:    (973) 560-8053

with a copy to (shall not
  constitute notice):                   Buchanan Ingersoll
                                        Eleven Penn Center, 14th Floor
                                        1835 Market Street
                                        Philadelphia, PA 19103
                                        Attention:    Joseph P. Galda
                                        Telephone:    (215) 665-3879
                                        Facsimile:    (215) 665-8760

if to the Lenders:                      As set forth on the signature
                                        pages hereto



with a copy to:
(shall not constitute notice)           Joseph A. Smith, Esq.
                                        Epstein Becker & Green, P.C.
                                        250 Park Avenue
                                        New York, New York
                                        Telephone:    (212) 351-4500
                                        Facsimile:    (212) 661-0989


     2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

     2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed. supplemented or terminated, nor may any obligations hereunder be waived, except by written



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instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein

     2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

     2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

     2.7 The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Lender and the Escrow Agent.

     2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

     2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or fights of the parties executing or delivering or purporting to execute or deliver the Loan Agreement or any documents or papers deposited or called for thereunder

     2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Lenders, and may continue to act as legal counsel for the Lenders, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent in such capacity as legal counsel for the Lenders and waives any claim that such representation represents a conflict of interest on the part


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


of the Escrow Agent. The Company understands that the Lenders and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

     2.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Lenders. In the event of any such resignation, the Lenders and the Company shall appoint a successor Escrow Agent.

     2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefor.

     2.15. The Company and each Lender agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Loan Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.


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


     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.



                                     AQUIS COMMUNICATIONS GROUP, INC.


                                     By: /s/ D. Brian Plunkett
                                        ----------------------------------------
                                        D. Brian Plunkett,
                                        Chief Financial Officer


                                     AMRO INTERNATIONAL, S.A.


Address:
C/o UltraFinanz AG
Grossmuenster Platz 6                By: /s/ H.U. Bachofen
Zurich CH-8022 Switzerland              ----------------------------------------
Fax:    0ll-41l-262-5515                H.U. Bachofen, Director


                                     ESCROW AGENT:

                                     EPSTEIN BECKER & GREEN, P.C


                                     By: /s/ Robert F. Charran
                                        ----------------------------------------
                                        Robert F. Charran
                                        Authorized Signatory


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


                                                                    Exhibit X to
                                                                Escrow Agreement


                                 RELEASE NOTICE

     The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of March 31, 2000 among Aquis Communications Group, Inc., the Lenders signatory thereto and Epstein Becker & Green, P.C., as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Convertible Debentures and Warrants set forth in the Loan Agreement have been satisfied. The Company and the undersigned Lender hereby confirm that all of their respective representations and warranties contained in the Loan Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Lender.

     This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this __ day of March, 2000.




                                     Aquis Communications Group, Inc.


                                     By: /s/ D. Brian Plunkett
                                        ----------------------------------------
                                         D. Brian Plunkett,
                                         Chief Financial Officer


                                     AMRO International, S.A.


                                     By: /s/ H.U. Bachofen
                                        ----------------------------------------
                                         H.U. Bachofen, Director


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